Exhibit 99.2

Index to Financial Statements
National Storage Affiliates Trust

NATIONAL STORAGE AFFILIATES TRUST
UNAUDITED PRO FORMA CONDENSED CONSOLIDATED FINANCIAL INFORMATION

National Storage Affiliates Trust is a fully integrated, self-administered and self-managed real estate investment trust focused on the self storage sector. As used herein, "NSA," the "Company," "we," "our," and "us" refers to National Storage Affiliates Trust and its consolidated subsidiaries, except where the context indicates otherwise. The Company elected and qualified to be taxed as a real estate investment trust ("REIT") for U.S. federal income tax purposes commencing with its taxable year ended December 31, 2015. Through its controlling interest as the sole general partner of NSA OP, LP (its "operating partnership"), a Delaware limited partnership, the Company is focused on the ownership, operation, and acquisition of self storage properties in the United States.
The accompanying unaudited pro forma condensed consolidated financial statements as of and for the three months ended March 31, 2016 and for the year ended December 31, 2015 are derived from (i) the financial statements of the Company, (ii) the statements of revenue and certain expenses for certain acquisitions, and (iii) financial information regarding certain other acquisitions.
On August 1, 2016, the Company acquired a 22 self storage property portfolio with an estimated fair value of $154.0 million (the "CPA 17 Portfolio") from unrelated third party sellers controlled by Corporate Property Associates 17 - Global Incorporated ("CPA 17"). The Company previously disclosed pro forma financial information related to certain closed and probable acquisitions, including other adjustments (the "Previously Disclosed Acquisitions") and the Company's initial public offering (the "IPO") in Exhibit 99.2 to the Current Report on Form 8-K/A filed by the Company on May 25, 2016 (the “Form 8-K/A”). This previously disclosed pro forma financial information was as of and for the three months ended March 31, 2016 and for the year ended December 31, 2015. The Previously Disclosed Acquisitions included one self storage property that was considered probable of acquisition as of May 25, 2016 that was acquired by the Company on June 1, 2016. Herein, the Company has supplemented this previously disclosed pro forma financial information by including the pro forma effect of the acquisitions of the CPA 17 Portfolio from unrelated third party sellers controlled by CPA17.
On May 6, 2016, the Company entered into an amended and restated credit facility with a syndicated group of lenders. The amendment increased the borrowing capacity of the credit facility by $125.0 million for a total credit facility of $675.0 million, consisting of three components: (i) a revolving line of credit that provides for a total borrowing commitment up to $350.0 million (the "Revolver"), (ii) a $225.0 million tranche A term loan facility (the "Term Loan A"), and (iii) a $100.0 million tranche B loan facility (the "Term Loan B" and together with the Revolver and the Term Loan A, the "Facilities"), extended the maturity dates and reallocated borrowings among the Facilities. In addition, on June 30, 2016, the Company entered into a credit agreement with a syndicated group of lenders to make available a term loan facility (the "Term Loan Facility") in an aggregate amount of $100.0 million. The Term Loan Facility matures in June 2023. Because these additional debt financings are not directly related to the acquisition of the CPA 17 Portfolio to which we give pro forma effect, a pro forma adjustment is not reflected for the impact of these additional debt financings in the unaudited pro forma condensed consolidated financial statements included herein. For additional details about the Facilities see the Current Report of Form 8-K filed by the Company on June 28, 2016.
On July 6, 2016, the Company closed a follow-on public offering of 12,046,250 of its common shares, which included 1,571,250 common shares sold upon the exercise in full by the underwriters of their option to purchase additional shares, at a public offering price of $20.75 per share. The Company received aggregate net proceeds from the offering of approximately $237.7 million after deducting the underwriting discount and estimated offering expenses.  The Company contributed the net proceeds from this follow-on offering to its operating partnership which used the proceeds to repay outstanding borrowings under the Revolver and for general corporate and working capital purposes. Because the follow-on offering is not directly related to the acquisition of the CPA 17 Portfolio to which we give pro forma effect, a pro forma adjustment is not reflected for the impact of the follow-on offering in the unaudited pro forma condensed consolidated financial statements.
The unaudited pro forma condensed consolidated balance sheet as of March 31, 2016 gives effect to the acquisition of the CPA 17 Portfolio as well as the Previously Disclosed Acquisitions included in the unaudited pro forma condensed consolidated balance sheet as of March 31, 2016 included in Exhibit 99.2 to the Form 8-K/A. In addition to the historical results of operations of the Company and the Previously Disclosed Acquisitions and IPO included in Exhibit 99.2 to the Form 8-K/A, the unaudited pro forma condensed consolidated statements of operations for the three months ended March 31, 2016 and the year ended December 31, 2015 give pro forma effect to the acquisition of the CPA 17 Portfolio, as if the acquisitions had occurred on January 1, 2015. The pro forma condensed consolidated statements of operations also give effect to the following:

•
An increase in interest expense that would have been incurred for periods that the CPA 17 Portfolio is included in the pro forma results but excluded from the Company's historical statements of operations;

•
Estimated incremental depreciation and amortization expense for periods that the CPA 17 Portfolio is included in the pro forma results but excluded from the Company's historical statements of operations; and

NATIONAL STORAGE AFFILIATES TRUST
UNAUDITED PRO FORMA CONDENSED CONSOLIDATED FINANCIAL INFORMATION

•	Estimated net change in supervisory and administrative fees that would have been incurred had the asset management agreements related to the CPA 17 Portfolio been in place since January 1, 2015.
The Company's unaudited pro forma condensed consolidated financial statements should be read in conjunction with the historical financial statements and related notes thereto included in the Company's Annual Report on Form 10-K filed with the Securities and Exchange Commission (the "SEC") on March 10, 2016 (the "Annual Report") and the Company's Quarterly Report on Form 10-Q filed with the SEC on May 10, 2016, and the Form 8-K/A. The adjustments to the Company's unaudited pro forma condensed consolidated financial statements are based on available information and assumptions that the Company considers reasonable. The Company's unaudited pro forma condensed consolidated financial statements do not purport to (i) represent the Company's financial position had the acquisition of the CPA 17 Portfolio and Previously Disclosed Acquisitions occurred on March 31, 2016; (ii) represent the Company's results of operations that would have actually occurred if the acquisition of the CPA 17 Portfolio, Previously Disclosed Acquisitions and the Company's IPO had occurred on January 1, 2015, or (iii) project the Company's financial position or results of operations as of any future date or for any future period, as applicable.

NATIONAL STORAGE AFFILIATES TRUST
UNAUDITED PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET
MARCH 31, 2016
(dollars in thousands, except per share amounts)

		Pro Forma Adjustments
	NSA (A)	Previously Disclosed Acquisitions (B)	CPA 17 Portfolio (C)	Other Adjustments		Pro Forma Combined

ASSETS
Real estate
Self storage properties	$1,234,541	$192,579	$149,633	$—		$1,576,753
Less accumulated depreciation	(76,810)	—	—	—		(76,810)
Self storage properties, net	1,157,731	192,579	149,633	—		1,499,943
Cash and cash equivalents	8,489	—	—	—		8,489
Restricted cash	2,889	—	—	—		2,889
Debt issuance costs, net	1,530	—	—	—		1,530
Other assets, net	9,215	5,388	4,342			18,945
Total assets	$1,179,854	$197,967	$153,975	$—		$1,531,796
LIABILITIES AND EQUITY
Liabilities
Debt financing	$634,312	$118,635	$153,322	1,076	(D)	$907,345
Accounts payable and accrued liabilities	14,380	1,074	653	—		16,107
Deferred revenue	6,058	—	—	—		6,058
Total liabilities	654,750	119,709	153,975	1,076		929,510
Equity
Common shares of beneficial interest, par value $0.01 per share. 250,000,000 shares authorized, 23,023,841 and 23,015,751 shares issued and outstanding at March 31, 2016 and December 31, 2015, respectively	230	—	—	—		230
Additional paid-in capital	239,014	—	—	—		239,014
Retained (deficit) earnings	(2,384)	(774)	—	(501)	(D)	(3,659)
Accumulated other comprehensive loss	(693)	—	—	—		(693)
Total shareholders' equity	236,167	(774)	—	(501)		234,892
Noncontrolling interests	288,937	79,032	—	(575)	(D)	367,394
Total equity	525,104	78,258	—	(1,076)		602,286
Total liabilities and equity	$1,179,854	$197,967	$153,975	$—		$1,531,796

See notes to pro forma condensed consolidated financial statements.

NATIONAL STORAGE AFFILIATES TRUST
UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS
THREE MONTHS ENDED MARCH 31, 2016
(in thousands, except per share amounts)

		Pro Forma Adjustments
	NSA (E)	Previously Disclosed Acquisitions (F)	CPA 17 Portfolio (G)	Other Adjustments		Pro Forma Combined
REVENUE
Rental revenue	$38,501	$6,244	$3,629	$—		$48,374
Other property-related revenue	1,148	74	18	—		1,240
Total revenue	39,649	6,318	3,647	—		49,614
OPERATING EXPENSES
Property operating expenses	13,277	2,103	1,304	—		16,684
General and administrative expenses	4,335	380	224	(23)	(H)	4,916
Depreciation and amortization	10,892	(759)	—	1,053	(I)	11,186
Total operating expenses	28,504	1,724	1,528	1,030		32,786
Income from operations	11,145	4,594	2,119	(1,030)		16,828
OTHER INCOME (EXPENSE)
Interest expense	(4,941)	(955)	—	(782)	(J)	(6,678)
Acquisition costs	(1,288)	1,288	—	—		—
Non-operating expense	(114)	—	—	—		(114)
Other income (expense)	(6,343)	333	—	(782)		(6,792)
Net income (loss)	4,802	4,927	2,119	(1,812)		10,036
Net income attributable to noncontrolling interests	(2,592)	(2,896)	—	(307)	(K)	(5,795)
Net income (loss) attributable to National Storage Affiliates Trust	$2,210	$2,031	$2,119	$(2,119)		$4,241

Earnings (loss) per share - basic	$0.10				(L)	$0.18
Earnings (loss) per share - diluted	$0.07				(L)	$0.14

Weighted average shares outstanding - basic	23,005	—	—	—		23,005
Weighted average shares outstanding - diluted	67,994	5,594	—	—		73,588

See notes to pro forma condensed consolidated financial statements.

NATIONAL STORAGE AFFILIATES TRUST
UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS
YEAR ENDED DECEMBER 31, 2015
(in thousands, except per share amounts)

		Pro Forma Adjustments
	NSA (M)	Previously Disclosed Acquisitions and IPO (N)	CPA 17 Portfolio (O)	Other Adjustments		Pro Forma Combined
REVENUE
Rental revenue	$129,869	$43,039	$13,461	$—		$186,369
Other property-related revenue	4,050	994	79	—		5,123
Total revenue	133,919	44,033	13,540	—		191,492
OPERATING EXPENSES
Property operating expenses	45,412	16,089	5,136	—		66,637
General and administrative expenses	16,265	3,183	849	(104)	(H)	20,193
Depreciation and amortization	40,651	21,978	—	8,556	(I)	71,185
Total operating expenses	102,328	41,250	5,985	8,452		158,015
Income from operations	31,591	2,783	7,555	(8,452)		33,477
OTHER INCOME (EXPENSE)
Interest expense	(20,779)	(3,094)	—	(3,128)	(J)	(27,001)
Loss on early extinguishment of debt	(914)	(684)	—	—		(1,598)
Acquisition costs	(4,765)	4,765	—	—		—
Organizational and offering expenses	(58)	58	—	—		—
Non-operating expense	(279)	—	—	—		(279)
Other income (expense)	(26,795)	1,045	—	(3,128)		(28,878)
Net income (loss)	4,796	3,828	7,555	(11,580)		4,599
Net loss attributable to noncontrolling interests	7,644	599	—	4,025	(K)	12,268
Net income (loss) attributable to National Storage Affiliates Trust	$12,440	$4,427	$7,555	$(7,555)		$16,867

Earnings (loss) per share - basic	$0.80				(L)	$0.73
Earnings (loss) per share - diluted	$0.17				(L)	$0.06

Weighted average shares outstanding - basic	15,463	7,537	—	—		23,000
Weighted average shares outstanding - diluted	45,409	25,908	—	—		71,317

See notes to pro forma condensed consolidated financial statements.

NATIONAL STORAGE AFFILIATES TRUST
NOTES TO UNAUDITED PRO FORMA CONDENSED CONSOLIDATED FINANCIAL STATEMENTS

1.	BASIS OF PRESENTATION
Our consolidated financial statements include the accounts of the Company, the operating partnership and their controlled subsidiaries. The equity interests of limited partners in the operating partnership and its subsidiaries that are held by owners other than the Company are referred to as noncontrolling interests. All significant intercompany balances and transactions have been eliminated in the consolidation and combination of entities.
2. ADJUSTMENTS TO UNAUDITED PRO FORMA BALANCE SHEET
(A) Historical Balance Sheet.    Represents the historical condensed consolidated balance sheet of the Company as of March 31, 2016.
(B) Previously Disclosed Acquisitions.   Represents the pro forma adjustments related to the Previously Disclosed Acquisitions in Exhibit 99.2 to the Form 8-K/A. The Previously Disclosed Acquisitions include one Probable Acquisition that closed on June 1, 2016.
(C) CPA 17 Portfolio.    Reflects the acquisition of the CPA 17 Portfolio. The allocation of purchase price shown in the table below is based on the Company's estimates and is subject to change based on the final determination of the fair value of assets acquired and liabilities incurred. Presented below is a summary that reflects an estimate of the purchase price allocation to the assets acquired and liabilities incurred (dollars in thousands):

Assets Acquired
Self storage properties
Land	$37,539
Buildings and improvements	112,094
Total self storage properties	149,633
Other assets, net
Customer in-place leases	4,342
Total assets acquired	$153,975
Liabilities Incurred
Debt financing
Credit facility borrowings	$153,322
Working capital liabilities assumed	653
Total liabilities incurred	$153,975
(D) Acquisition Costs.    The Company expects to incur aggregate acquisition costs of approximately $1.1 million in connection with the acquisition of the CPA 17 Portfolio. Acquisition costs are primarily comprised of consulting fees incurred to identify, qualify and close acquisitions. These acquisition costs will be paid with proceeds from borrowings under the Company's Revolver and result in an increase in outstanding indebtedness in the unaudited pro forma condensed consolidated balance sheet as of March 31, 2016. Additionally, as discussed further in Note K, the Company allocates U.S. generally accepted accounting principles ("GAAP") income (loss) utilizing the hypothetical liquidation at book value ("HLBV") method, in which the Company allocates income or loss based on the change in each unitholders’ claim on the net assets of its operating partnership at period end after adjusting for any distributions or contributions made during such period. Accordingly, the transaction costs to which the Company gives pro forma effect are allocated to the previously existing unitholders and resulted in pro forma charges to retained (deficit) earnings and noncontrolling interests of $0.5 million and $0.6 million, respectively.
3. ADJUSTMENTS TO UNAUDITED PRO FORMA STATEMENTS OF OPERATIONS
(E) Historical Statement of Operations for the Three Months Ended March 31, 2016.     Reflects the historical condensed consolidated statement of operations of the Company for the three months ended March 31, 2016.
(F) Impact of the Previously Disclosed Acquisitions.   Represents the pro forma adjustments related to the Previously Disclosed Acquisitions in Exhibit 99.2 to the Form 8-K/A. The Previously Disclosed Acquisitions include one Probable Acquisition that closed on June 1, 2016.

(G) Impact of the CPA 17 Portfolio.   The table below reflects the revenue and certain expenses for the three months ended March 31, 2016 for the CPA 17 Portfolio (dollars in thousands):

CPA 17 Portfolio(1)
Number of Properties	22

Revenue
Rental revenue	$3,629
Other property-related revenue	18
Total revenue	3,647

Direct Operating Expenses
Property operating expenses	1,304
Supervisory and administrative fees(2)	224
Total Operating Expenses	1,528

Excess of Revenue over Direct Operating Expenses	$2,119

(1)	This information is derived from the respective statements of revenue and certain expenses prepared for the purposes of complying with Rule 3-14 of Regulation S-X promulgated under the Securities Act.

(2)
Balance reflects historical supervisory and administrative fees incurred prior to acquisition by the Company. The Company has entered into agreements with affiliates of the PROs to provide supervisory and administrative services related to the self storage properties under NSA ownership following their acquisition by the Company. Under the asset management agreements, the Company pays a fee ranging from 5% to 6% of gross revenue for the related self storage properties. These supervisory and administrative fees are included in general and administrative expenses in the Company's financial statements. See Note H for the pro forma adjustment that gives effect to the asset management agreements as if such agreements had been entered into on January 1, 2015.

The direct operating expenses shown in the table above excludes depreciation of self storage properties, amortization of customer in-place leases and interest expense on borrowings required to finance the CPA 17 Portfolio. Accordingly, the pro forma adjustments discussed under Notes I and J give effect to these excluded expenses.
   (H) Incremental General and Administrative Expenses. The Company has entered into agreements with affiliates of the PROs to provide supervisory and administrative services related to the self storage properties under NSA ownership. Under the asset management agreements, the Company pays a fee ranging from 5% to 6% of gross revenue for the related self storage properties. These supervisory and administrative fees are included in general and administrative expenses in the Company's historical financial statements. A pro forma adjustment has been reflected for the contractual fees under such asset management agreements as if such asset management agreements had been entered into on January 1, 2015 and the contractual rates thereunder had been applied to the gross revenue of the CPA 17 Portfolio. For the three months ended March 31, 2016 and the year ended December 31, 2015, pro forma adjustments of less than $0.1 million and $0.1 million, respectively, are reflected for incremental supervisory and administrative fees as if the contractual rates had been applied to the gross revenue of the CPA 17 Portfolio for the respective periods presented.
(I) Incremental Depreciation and Amortization.  For the three months ended March 31, 2016 and the year ended December 31, 2015, pro forma adjustments of $1.1 million and $8.6 million, respectively, are reflected for incremental depreciation and amortization of the CPA 17 Portfolio.
(J) Interest Expense. Pro forma adjustments for interest expense are required to reflect the pro forma debt structure as if the CPA 17 Portfolio had been owned for the entirety of the applicable periods. The Company assumed borrowings under the Company's credit facility for the purchase price of the CPA 17 Portfolio with interest computed based on the effective interest rate of 2.04% as of March 31, 2016.
(K) Net (Income) Loss Attributable to Noncontrolling Interests.    The distribution rights and priorities set forth in the operating partnership's Agreement of Limited Partnership differ from what is reflected by the underlying percentage ownership interests of the unitholders. Accordingly, the Company allocates GAAP income (loss) utilizing the HLBV method, in which the Company allocates income or loss based on the change in each unitholders’ claim on the net assets of its operating partnership at period end after adjusting for any distributions or contributions made during such period. The HLBV method is a balance sheet-focused approach. A calculation is prepared at each balance sheet date to determine the amount that unitholders would receive if the operating partnership were to liquidate all of its assets (at GAAP net book value) and distribute the resulting proceeds to its creditors and unitholders based on the contractually defined liquidation priorities. The difference between the calculated liquidation distribution amounts at the beginning and the end of the reporting period, after adjusting for capital contributions and distributions, is used to derive each unitholder's share of the income (loss) for the period. After giving pro forma effect to the acquisition of the CPA 17 Portfolio, the application of the HLBV method resulted in an adjustment to increase the noncontrolling interests' share of net income by $0.3 million for the three months March 31, 2016 and the noncontrolling interests' share of net losses by $4.0 million for the year ended December 31, 2015. The Company’s application of the HLBV method for pro forma purposes does not include assumptions regarding distributions that might have been paid on the common shares of the Company and limited partner interests in its operating partnership resulting from the self storage property acquisitions that are included in the pro forma financial information but excluded from the historical financial information, as such assumptions would require projections and estimates of management’s intentions that are not factually supportable.
(L) Earnings Per Share.    The following is a summary of the elements used in calculating pro forma basic and diluted earnings (loss) per common share for the three months ended March 31, 2016 and the year ended December 31, 2015 (dollars in thousands, except per share amounts):

	Three Months Ended March 31,	Year Ended December 31,
	2016	2015
Earnings (loss) per common share - basic and diluted
Numerator
Pro forma net income (loss)	$10,036	$4,599
Pro forma net (income) loss attributable to noncontrolling interests	(5,795)	12,268
Pro forma net income (loss) attributable to National Storage Affiliates Trust	4,241	16,867
Distributed and undistributed earnings allocated to participating securities	(4)	(9)
Pro forma net income (loss) attributable to common shareholders - basic	4,237	16,858
Pro forma effect of assumed conversion of dilutive securities	5,755	(12,295)
Pro forma net income (loss) attributable to common shareholders - diluted	$9,992	$4,563

Denominator
Pro forma weighted average shares outstanding - basic	23,005	23,000
Effect of dilutive securities:
Pro forma weighted average OP units outstanding	24,877	24,780
Pro forma weighted average DownREIT OP unit equivalents outstanding	1,835	1,835
Pro forma weighted average LTIP units outstanding	2,151	1,970
Pro forma weighted average subordinated performance units and DownREIT subordinated performance unit equivalents	21,720	19,732
Pro forma weighted average shares outstanding - diluted	73,588	71,317

Pro forma earnings (loss) per share - basic	$0.18	$0.73
Pro forma earnings (loss) per share - diluted	$0.14	$0.06

(M) Historical Statement of Operations for the Year Ended December 31, 2015.     Reflects the historical condensed consolidated statement of operations of the Company for the year ended December 31, 2015.
(N) Impact of the Previously Disclosed Acquisitions and IPO.  Represents the pro forma adjustments related to the Previously Disclosed Acquisitions and the Company's IPO in Exhibit 99.2 to the Form 8-K/A. The Previously Disclosed Acquisitions include one Probable Acquisition that closed on June 1, 2016.

(O) Impact of the CPA 17 Portfolio.   The table below reflects the revenue and certain expenses for the year ended December 31, 2015 for the CPA 17 Portfolio (dollars in thousands):

CPA 17 Portfolio(1)
Number of Properties	22

Revenue
Rental revenue	$13,461
Other property-related revenue	79
Total revenue	13,540

Direct Operating Expenses
Property operating expenses	5,136
Supervisory and administrative fees(2)	849
Total Operating Expenses	5,985

Excess of Revenue over Direct Operating Expenses	$7,555

(1)	This information is derived from the respective statements of revenue and certain expenses prepared for the purposes of complying with Rule 3-14 of Regulation S-X promulgated under the Securities Act.

(2)
Balance reflects historical supervisory and administrative fees incurred prior to acquisition by the Company. The Company has entered into agreements with affiliates of the PROs to provide supervisory and administrative services related to the self storage properties under NSA ownership following their acquisition by the Company. Under the asset management agreements, the Company pays a fee ranging from 5% to 6% of gross revenue for the related self storage properties. These supervisory and administrative fees are included in general and administrative expenses in the Company's financial statements. See Note H for the pro forma adjustment that gives effect to the asset management agreements as if such agreements had been entered into on January 1, 2015.